UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 7, 2024

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)
001-41342	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/100th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FRMEP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 DEPARTURE SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 7, 2024 the Corporation held its Annual Meeting of Shareholders.

Michael R. Becher, Patrick J. Fehring, Mark K. Hardwick and Jason R. Sondhi were elected to the Board of Directors for three-year terms expiring at the 2027 annual meeting of shareholders.

The shareholders adopted a non-binding resolution approving the compensation of the Corporation’s executive officers, as well as proposals to approve: the 2024 Long-Term Equity Incentive Plan, the Equity Compensation Plan for Non-Employee Directors, the 2024 Employee Stock Purchase Plan, an amendment to the Company’s Articles of Incorporation giving shareholders the ability to amend the Company’s Bylaws, amendments to the Company’s Articles of Incorporation to provide for a phased-in declassification of the Company’s Board of Directors, an amendment to the Company’s Articles of Incorporation to require majority voting in uncontested director elections and the appointment of FORVIS, LLP as the Corporation’s independent registered public accounting firm for 2024. Finally, the shareholders voted to approve, on an advisory basis, “One Year” as the frequency of voting on executive compensation.

The votes on these matters were as follows:

1. Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
Michael R. Becher	40,307,395	5,941,997	5,633,279
Patrick J. Fehring	44,516,265	1,733,127	5,633,279
Mark K. Hardwick	44,548,963	1,700,429	5,633,279
Jason R. Sondhi	45,347,179	902,213	5,633,279

2. Approval, on an advisory basis, of the compensation of Corporation’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,689,312	3,385,497	174,583	5,633,279

3. Approval, on an advisory basis, of the frequency of advisory votes on executive compensation:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
42,506,356	136,700	3,401,641	204,695

4. Approval of 2024 Long-Term Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,587,327	2,538,796	123,269	5,633,279

5. Approval of 2024 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,814,799	396,550	38,043	5,633,279

6. Approval of the Equity Compensation Plan for Non-Employee Directors:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,100,088	1,013,872	135,432	5,633,279

7. Approval of an amendment to the Company’s Articles of Incorporation giving shareholders the ability to amend the Company’s Bylaws:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,283,023	812,536	153,833	5,633,279

8. Approval of an amendment to the Company’s Articles of Incorporation to provide for a phased-in declassification of the Company’s Board of Directors:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,651,697	386,458	211,237	5,633,279

9. Approval of an amendment the Company’s Articles of Incorporation to require majority voting in uncontested director elections:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,191,552	995,701	62,138	5,633,279

10. Approval of FORVIS, LLP as independent auditor for 2024:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
50,041,948	1,789,147	51,576	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Michele M. Kawiecki Michele M. Kawiecki Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 9, 2024